Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Debtors:  Frontier Airlines Holdings, Inc., et al. (1)

Case Number:   Jointly Administered 08-11298 (RDD)

Monthly Operating Report for the Period:

Month ended September 30, 2008

Debtors’ Address:

7001 Tower Road

Denver, CO 80249

Monthly Operating Loss:  $20.8 million

Debtors’ Attorney:

Marshall Huebner

Damian Schaible

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

Telephone:  (212) 450-4000

Fax : (212) 450-6501

Email:	marshall.huebner @dpw.com
damian.schaible@dpw.com

Report Preparer: Frontier Airlines Holdings, Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: October 28, 2008	/s/ Heather Iden
Heather Iden
Vice President Controller

(1)          See next page for a listing of Debtors by case number.

(2)          All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

(1) The Debtors in these jointly administered cases are as follows:

Debtor Name	Case Number
Frontier Airlines, Inc.	08-11297
Frontier Airlines Holdings, Inc.	08-11298
Lynx Aviation, Inc.	08-11299

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

SCHEDULE OF DISBURSEMENTS

Debtor Name	Case Number	Disbursements for April 10, 2008 to April 30, 2008	Disbursements for month ended May 31, 2008	Disbursements for month ended June 30, 2008
Frontier Airlines, Inc.	08-11297	$83,767,766	$142,196,923	$164,914,886
Frontier Airlines Holdings, Inc.	08-11298	$—	$—	$—
Lynx Aviation, Inc.	08-11299	$961,414	$1,353,682	$6,791,728

Debtor Name	Case Number	Disbursements for month ended July 31, 2008	Disbursements for month ended August 31, 2008	Disbursements for month ended September 30, 2008
Frontier Airlines, Inc.	08-11297	$143,770,237	$155,230,714	$136,478,359
Frontier Airlines Holdings, Inc.	08-11298	$—	$—	$—
Lynx Aviation, Inc.	08-11299	$4,718,790	$4,944,656	$3,228,961

Debtor Name	Case Number	Disbursements filing to date
Frontier Airlines, Inc.	08-11297	$826,358,885
Frontier Airlines Holdings, Inc.	08-11298	$—
Lynx Aviation, Inc.	08-11299	$21,999,231

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

	Month Ended	Month Ended	Month Ended	Month Ended
(In $ U.S. 000’s)	September 30, 2008	August 31, 2008	July 31, 2008	June 30, 2008

Revenues:
Passenger	$91,663	122,420	$136,935	$127,999
Cargo	584	693	532	589
Other	3,618	3,715	3,835	3,481
Total revenues	95,865	126,828	141,302	132,069
Operating expenses:
Flight operations	13,261	14,370	13,954	14,314
Aircraft fuel	48,622	60,333	70,486	65,969
Aircraft lease	9,931	9,892	9,785	9,862
Aircraft and traffic servicing	14,100	15,523	15,430	15,538
Maintenance	7,613	8,751	9,362	9,375
Promotion and sales	3,489	8,083	11,311	10,166
General and administrative	5,822	3,443	5,456	2,476
Operating expenses – regional partner	—	—	—	2,864
Loss (gain) on sales of assets, net	(34)	—	196	373
Employee separation and other charges	—	(464)	356	570
Depreciation	3,422	3,600	3,733	3,717
Total operating expenses	106,226	123,531	140,069	135,224

Operating income (loss)	(10,361)	3,297	1,233	(3,155)

Nonoperating income (expense):
Interest income	465	504	393	374
Interest expense (contractual interest expense was $16,038 from April 10,2008 to September 30, 2008) (Note 2)	(2,406)	(2,621)	(2,562)	(1,393)
Loss from early extinguishment of debt	(106)	(217)	—	—
Other, net	(57)	(65)	49	(1,294)
Total nonoperating expenses, net	(2,104)	(2,399)	(2,120)	(2,313)
Income (loss) before reorganization items and income taxes	(12,465)	898	(887)	(5,468)
Reorganization items (Note 4)	7,024	6,512	2,360	3,367
Income tax expense	1,355	—	—	—

Net loss	$(20,844)	$(5,614)	$(3,247)	$(8,835)

The accompanying notes are an integral part of the financial statements.

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

CONTINUED

	Month Ended	April 10, 2008 to
(In $ U.S. 000’s)	May 31, 2008	April 30, 2008	Filing to Date

Revenues:
Passenger	$116,350	66,833	$662,200
Cargo	628	322	3,348
Other	3,106	1,914	19,669
Total revenues	120,084	69,069	685,217
Operating expenses:
Flight operations	16,216	10,623	82,738
Aircraft fuel	62,096	27,592	335,098
Aircraft lease	9,817	6,563	55,850
Aircraft and traffic servicing	14,748	10,804	86,143
Maintenance	10,633	4,632	50,366
Promotion and sales	13,101	6,415	52,565
General and administrative	4,724	3,280	25,201
Operating expenses – regional partner	10,698	8,726	22,288
Loss (gain) on sales of assets, net	(9,216)	6	(8,675)
Employee separation and other charges	—	—	462
Depreciation	3,735	2,714	20,921
Total operating expenses	136,552	81,355	722,957

Operating loss	(16,468)	(12,286)	(37,740)

Nonoperating income (expense):
Interest income	522	262	2,520
Interest expense (contractual interest expense was $16,038 from April 10, 2008 to September 30, 2008) (Note 2)	(2,962)	(1,907)	(13,851)
Loss from early extinguishment of debt	(239)	—	(562)
Other, net	21	2	(1,344)
Total nonoperating expenses, net	(2,658)	(1,643)	(13,237)
Loss before reorganization items and income taxes	(19,126)	(13,929)	(50,977)
Reorganization items (Note 4)	2,840	2,531	24,634
Income tax expense	—	—	1,355

Net loss	$(21,966)	$(16,460)	$(76,966)

The accompanying notes are an integral part of the financial statements.

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $ U.S. 000’s, except share data)	September 30, 2008	August 31, 2008	July 31, 2008

ASSETS
Current assets:
Cash and cash equivalents (Note 7)	$72,671	74,186	64,504
Short-term investments	3,740	3,740	3,740
Restricted investments	131,037	187,609	107,517
Receivables, net of allowance for doubtful accounts	41,533	59,546	58,804
Security and other deposits	—	—	—
Prepaid expenses and other assets	23,775	27,280	33,907
Inventories, net of allowance	19,500	15,838	19,422
Assets held for sale	814	858	935
Total current assets	293,070	369,057	288,829

Property and equipment, net	721,524	771,206	807,990
Security and other deposits	34,927	29,605	25,535
Aircraft pre-delivery payments	3,497	3,497	2,500
Restricted investments	2,987	2,987	2,987
Deferred loan expenses and other assets	6,879	17,135	15,439
Total assets	$1,062,884	1,193,487	1,143,280

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities not subject to compromise:
Current liabilities:
Accounts payable (Note 6)	34,207	47,615	47,745
Air traffic liability	187,781	194,523	220,332
Other accrued expenses	80,850	139,792	60,328
Income tax payable	1,375	—	—
Deferred revenue and other current liabilities	20,984	19,305	—
PDP financing	—	—	17,521
Debtor-in-Possession financing	30,000	30,000	—
Total current liabilities not subject to compromise	355,197	431,235	345,926
Deferred revenue and other liabilities	22,091	22,786	23,870
Total liabilities not subject to compromise	377,288	454,021	369,796

Liabilities subject to compromise (Note 5)	619,671	652,712	681,302
Total liabilities	996,959	1,106,733	1,051,098

Stockholders’ equity:
Preferred stock, no par value, authorized 1,000,000 shares; none issued	—	—	—
Common stock, no par value, stated value of $.001 per share, authorized 1,000,000 shares; 36,945,744 issued and outstanding	37	37	37
Additional paid-in capital	196,415	196,468	196,350
Unearned ESOP shares	(206)	(274)	(342)
Other comprehensive loss	—	—	—
Accumulated deficit	(130,321)	(109,477)	(103,863)
Total stockholders’ equity	65,925	86,754	92,182
Total liabilities and stockholders’ equity	$1,062,884	1,193,487	1,143,280

The accompanying notes are an integral part of the financial statements.

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

CONTINUED

(In $U.S. 000’s, except share data)	June 30, 2008	May 31, 2008	April 30, 2008

ASSETS
Current assets:
Cash and cash equivalents (Note 7)	$59,314	110,058	99,788
Short-term investments	7,480	8,501	8,501
Restricted investments	115,503	100,480	91,686
Receivables, net of allowance for doubtful accounts	60,690	68,260	55,797
Security and other deposits	—	150	75
Prepaid expenses and other assets	29,279	32,544	32,113
Inventories, net of allowance	18,883	19,974	15,457
Assets held for sale	959	1,060	1,150
Total current assets	292,108	341,027	304,567

Property and equipment, net	811,547	814,836	870,664
Security and other deposits	25,499	25,172	25,314
Aircraft pre-delivery payments	13,985	13,985	13,985
Restricted investments	2,845	2,845	2,845
Deferred loan expenses and other assets	15,511	14,193	37,091
Total assets	$1,161,495	1,212,058	1,254,466

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities not subject to compromise:
Current liabilities:
Accounts payable (Note 6)	40,722	50,074	29,273
Air traffic liability	236,904	246,818	238,065
Other accrued expenses	58,872	62,979	68,060
Deferred revenue and other current liabilities	18,352	18,250	18,380
PDP financing	3,139	—	—
Total current liabilities not subject to compromise	357,989	378,121	353,778
Deferred revenue and other liabilities	23,462	23,809	24,194
Total liabilities not subject to compromise	381,451	401,930	377,972

Liabilities subject to compromise (Note 5)	684,802	706,561	751,135
Total liabilities	1,066,253	1,108,491	1,129,107

Stockholders’ equity:
Preferred stock, no par value, authorized 1,000,000 shares; none issued	—	—	—
Common stock, no par value, stated value of $.001 per share, authorized 1,000,000 shares; 36,945,744 issued and outstanding	37	37	37
Additional paid-in capital	196,232	196,090	195,984
Unearned ESOP shares	(411)	(480)	(548)
Other comprehensive loss	—	(299)	(299)
Accumulated deficit	(100,616)	(91,781)	(69,815)
Total stockholders’ equity	95,242	103,567	125,359
Total liabilities and stockholders’ equity	$1,161,495	1,212,058	1,254,466

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

	Month Ended	Month Ended	Month Ended	Month Ended
(In $U.S. 000’s)	September 30, 2008	August 31, 2008	July 31, 2008	June 30, 2008
Cash flows from operating activities:
Net loss	$(20,844)	$(5,614)	$(3,247)	$(8,835)
Adjustments to reconcile net loss to net cash used in operating activities:
ESOP and stock option compensation expense	16	186	187	211
Depreciation and amortization	3,771	3,737	3,802	3,784
Assets beyond economic repair	177	90	49	176
Mark to market adjustments on derivative contracts	2,080	543	—	—
Proceeds received for settled derivative contracts	—	—	—	—
Loss (gain) on disposal of equipment and other assets, net	(34)	—	196	373
Loss on early extinguishment of debt	106	218	—	—
Unrealized loss on short-term investments	—	—	—	1,320
Changes in operating assets and liabilities:
Restricted investments	7,072	457	10,199	(15,023)
Receivables	12,142	(1,224)	1,688	8,865
Security and other deposits	(6,110)	(3,225)	(37)	(177)
Prepaid expenses and other assets	3,505	6,627	(4,627)	3,265
Inventories	(3,717)	3,584	(539)	1,070
Other assets	24	(2)	20	(584)
Accounts payable	(11,981)	(4,987)	6,371	(23,654)
Air traffic liability	(6,742)	(25,810)	(16,572)	(9,914)
Other accrued expenses and income tax payable	(8,903)	(893)	498	(2,433)
Deferred revenue and other liabilities	984	701	(424)	(245)
Reorganization items	7,024	6,512	2,360	3,367
Net cash provided by (used in) operating activities	(21,430)	(19,100)	(76)	(38,434)

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(1,033)	555	(3,802)	(3,871)
Total net cash provided by (used in) operating activities	(22,463)	(18,545)	(3,878)	(42,305)

Cash flows from investing activities:
Aircraft purchase deposits made	—	(1,841)	—	—
Aircraft purchase deposits returned	—	—	11,485	—
Sale of short-term investment	—	—	3,740	—
Proceeds from the sale of property and equipment and assets held for sale	44	78	23	101
Capital expenditures	(1,567)	(375)	(225)	(599)
Proceeds from the sale of aircraft – reorganization activity	55,000	29,300	—	—
Net cash (used in) provided by investing activities	53,477	27,162	15,023	(498)

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

CONTINUED

	Month Ended	Month Ended	Month Ended	Month Ended
(In $ U.S. 000’s)	September 30, 2008	August 31, 2008	July 31, 2008	June 30, 2008

Cash flows from financing activities:
Proceeds from Debtor-in-Possession financing (post-petition)	—	30,000	—	—
Extinguishment of long-term borrowings	—	—	—	—
Principal payments on long-term borrowings	(2,490)	(3,005)	(2,801)	(7,858)
Extinguishment of long-term borrowings – reorganization activity	(30,037)	(23,877)	—	—
Principal payments on short-term borrowing	—	—	(3,139)	—
Payment of financing fees	(2)	(2,053)	(15)	(83)
Net cash provided by (used in) financing activities	(32,529)	1,065	(5,955)	(7,941)

Increase (decrease) in cash and cash equivalents	(1,515)	9,682	5,190	(50,744)
Cash and cash equivalents at beginning of period	74,186	64,504	59,314	110,058
Cash and cash equivalents at end of period	$72,671	$74,186	$64,504	$59,314

The accompanying notes are an integral part of the financial statements.

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

CONTINUED

	Month Ended	April 10, 2008 to
(In $U.S. 000’s)	May 31, 2008	April 30, 2008	Filing to Date
Cash flows from operating activities:
Net loss	$(21,966)	(16,460)	(76,966)
Adjustments to reconcile net loss to net cash used in operating activities:
ESOP and stock option compensation expense	175	119	894
Depreciation and amortization	3,789	2,793	21,676
Assets beyond economic repair	148	72	712
Mark to market adjustments on derivative contracts	—	(4,853)	(2,230)
Proceeds received for settled derivative contracts	23,151	—	23,151
Loss (gain) on disposal of equipment and other assets, net	(9,216)	6	(8,675)
Loss on early extinguishment of debt	239	—	563
Unrealized loss on short-term investments	—	—	1,320
Changes in operating assets and liabilities:	—
Restricted investments	(8,793)	(12,443)	(18,531)
Receivables	(10,131)	483	11,823
Security and other deposits	(358)	(105)	(10,012)
Prepaid expenses and other assets	(431)	(581)	7,758
Inventories	(4,517)	(31)	(4,150)
Other assets	(2,275)	2,628	(189)
Accounts payable	18,031	6,928	(9,292)
Air traffic liability	8,753	4,607	(45,678)
Other accrued expenses and income tax payable	(9,139)	8,378	(12,492)
Deferred revenue and other liabilities	(514)	1,783	2,285
Reorganization items	2,840	2,531	24,634
Net cash provided by (used in) operating activities	(10,214)	(4,145)	(93,399)

Cash flows from reorganization activities
Net cash used in reorganization activities	—	—	(8,151)

Total net cash provided by (used in) operating activities	(10,214)	(4,145)	(101,550)

Cash flows from investing activities:
Aircraft purchase deposits made	—	—	(1,841)
Aircraft purchase deposits returned	—	—	11,485
Sale of short-term investment	—	—	3,740
Proceeds from the sale of property and equipment and assets held for sale	59,090	113	59,449
Capital expenditures	(173)	(3,436)	(6,375)
Proceeds from the sale of aircraft – reorganization activity	—	—	84,300
Net cash (used in) provided by investing activities	58,917	(3,323)	150,758

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

MONTHLY OPERATING REPORT

CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

CONTINUED

	Month Ended	April 10, 2008 to
(In $U.S. 000’s)	May 31, 2008	April 30, 2008	Filing to Date

Cash flows from financing activities:
Proceeds from Debtor-in-Possession financing (post-petition)	—	—	30,000
Extinguishment of long-term borrowings	(33,754)	—	(33,754)
Principal payments on long-term borrowings	(4,679)	—	(53,914)
Principal payments on short-term borrowings	—	—	(20,833)
Payment of financing fees	—	—	(3,139)
Extinguishment of long-term borrowings – reorganization activity	—	—	(2,153)

Net cash used in financing activities	(38,433)	—	(83,793)

Increase (decrease) in cash and cash equivalents	10,270	(7,468)	(34,585)
Cash and cash equivalents at beginning of period	99,788	107,256	107,256
Cash and cash equivalents at end of period	$110,058	99,788	72,671

Case Number:   08-11298 (RDD) (Jointly Administered)

FRONTIER AIRLINES HOLDINGS, INC., ET AL.

NOTES TO MONTHLY OPERATING REPORT

1.  Background and Organization

General – Frontier Airlines Holdings, Inc. (“Frontier Holdings” or the “Company”) is an international airline carrier ranking as the second largest carrier out of Denver International Airport, with an average of 360 daily system-wide departures and arrivals.

Chapter 11 Reorganization Cases – On April 10, 2008 (the “Petition Date”), Frontier Holdings and its two subsidiaries (the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”).  The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. On April 24, 2008, the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors.

2.  Basis of Presentation

Condensed Consolidated Debtor-in-Possession Financial Statements – The unaudited financial statements and supplemental information contained herein represent the condensed consolidated financial information for the Debtors.  The results of operations for the period from April 11 to April 30, 2008 were estimated based upon estimates that included the use of statistical data, processed revenue, fuel purchases, and a pro-ration of calendar days within the month of April.  Amounts presented in the unaudited statement of cash flows for the period from April 11 to April 30, 2008 were estimated based on estimated asset and liability balances as of the filing date and actual balances as of April 30, 2008, as well as the aforementioned estimated results of operations for the period from April 11 to April 30, 2008.

American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does, however, require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.  The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. Further information concerning the Debtors’ accounting policies can be found in the footnotes to our Annual Report on Form 10-K for the period ended March 31, 2008 and subsequent filings on Form 10-Q filed with the United States Securities and Exchange Commission.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors.  Certain financial information, however, has not been subject to procedures that typically would be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and, upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes.  These changes could be material.  The information furnished in this report includes primarily normal recurring adjustments but does not include all of the adjustments that typically would be made for quarterly financial statements in accordance with U.S. GAAP.  Certain prepaid balances and pre- and post-petition trade accounts payable balances are subject to further review and reclassification.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this report should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the period ended March 31, 2008 and subsequent filings on Form 10-Q filed with the United States Securities and Exchange Commission.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

Case Number:   08-11298 (RDD) (Jointly Administered)

Intercompany Transactions – Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.

Property and Equipment, net – Recorded at cost net of accumulated depreciation.

Reclassification of Prior Month Amounts - Certain prior month items have been reclassified to conform to the current month presentation.

Contractual Interest Expense – Contractual interest expense represents amounts due under the contractual terms of outstanding debt for the reporting periods, including debt subject to compromise for which interest expense is not recognized in the income statement in accordance with the provisions of SOP 90-7.

Taxes – The Debtor accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes current and deferred income tax assets and liabilities based upon all events that have been recognized in the consolidated financial statements as measured by the enacted tax laws.  Due to the Company’s history of operating losses over the past few years, combined with the projection of continued operating losses, a full valuation allowance was established against its deferred tax assets during the tax year ended March 31, 2007.  As a result, Frontier Holdings discontinued recognizing income tax benefits for net operating losses and continues to record a full valuation allowance against all deferred tax assets.

The Debtors have received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain first day motions.  As such, the Debtors have paid such taxes when due.

Further, employee withholding obligations are pre-funded by the Debtors and paid directly by the Debtors’ payroll contractor, Automatic Data Processing, Inc. (“ADP”).  Thus, no further information regarding taxes is included in this report.

3.  Cash Management System & Use of Cash

The Court has entered an order authorizing the Debtors to continue to use their existing cash management system including: (i) investment guidelines; (ii) maintenance of existing bank accounts and business forms; and (iii) the authorization to open and close bank accounts.  The Debtors are continuing to collect and disburse cash since the Petition Date using the existing cash management system.

4.  Reorganization Items

SOP 90-7 requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11.  The Debtors’ reorganization items consist of the following:

(In $U.S. 000’s)	Month ended September 30, 2008	Month ended August 31, 2008	Month ended July 31, 2008	Month ended June 30, 2008

Professional fees directly related to reorganization	$1,582	2,035	2,360	2,983
Loss on Sale-leaseback transaction	—	4,654	—	—
Write-off of debt issuance cost	1,833	—	—	—
Gains on the sale of aircraft	(5,794)	—	—	—
Cost related to the early return and sale of aircraft	1,037	—	—	—
Non-cash write-off of equipment	13,541	—	—	—
Gain on termination of a contract	(4,577)	—	—	—
Other	(598)	(177)	—	384
Total reorganization items	$7,024	6,512	2,360	3,367

Case Number:   08-11298 (RDD) (Jointly Administered)

(In $U.S. 000’s)	Month ended May 31, 2008	April 11, 2008 to April 30, 2008	Filing to Date

Professional fees directly related to reorganization	$2,157	2,221	$13,338
Loss on Sale-leaseback transaction	—	—	4,654
Write-off of debt issuance cost	—	—	1,833
Gains on the sale of aircraft	—	—	(5,794)
Cost related to the early return and sale of aircraft	—	—	1,037
Non-cash write-off of equipment	—	—	13,541
Gain on termination of a contract	—	—	(4,577)
Other	683	310	602
Total reorganization items	$2,840	2,531	$24,634

Professional fees directly related to the reorganization (“Professional Fees”) include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors.   Other expenses are primarily related to defaulted interest expense.  Professional Fees are estimated by the Debtors and will be reconciled to actual invoices when received.

5.  Liabilities Subject to Compromise

As a result of the Chapter 11 Filings, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. At hearings held in April 2008, the Court granted final approval of many of the Debtors’ “first day” motions covering, among other things, human capital obligations, supplier relations (including fuel supply and fuel contracts), insurance, customer relations, business operations, certain tax matters, cash management, utilities, case management and retention of professionals.

The Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations, with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. Holders of pre-petition claims will be required to file proofs of claims by a bar date to be determined by the court.  A bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 cases.  The Debtors will notify all known claimants subject to the bar date of their need to file a proof of claim with the Court. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

SOP 90-7 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

Case Number:   08-11298 (RDD) (Jointly Administered)

Liabilities subject to compromise consist of the following:

(In $U.S. 000’s)	September 30, 2008	August 31, 2008	July 31, 2008

Accounts payable and other accrued expenses	$50,589	51,635	53,571
Property tax payable	9,416	8,475	7,683
Accrued interest expense	4,052	3,937	4,315
Accrued maintenance events	2,000	2,524	2,711
Secured aircraft debt	461,614	494,141	521,022
PDP financing	—	—	—
Convertible bonds	92,000	92,000	92,000
Total liabilities subject to compromise	$619,671	652,712	681,302

(In $U.S. 000’s)	June 30, 2008	May 31, 2008	April 30, 2008

Accounts payable and other accrued expenses	$55,024	66,954	71,883
Property tax payable	6,680	5,724	4,812
Accrued interest expense	4,477	3,906	5,853
Accrued maintenance events	2,798	3,157	3,334
Secured aircraft debt	523,823	531,681	570,114
PDP financing	—	3,139	3,139
Convertible bonds	92,000	92,000	92,000
Total liabilities subject to compromise	$684,802	706,561	751,135

Liabilities subject to compromise includes trade accounts payable related to pre-petition purchases, all of which were scheduled for payment in the post-petition period.  As a result, the cash flows from operations were favorably affected by the stay of payment related to these accounts payable.

6.   Post-petition Accounts Payable

To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.

Case Number:   08-11298 (RDD) (Jointly Administered)

7.   Passenger Facility Charges

Passenger Facility Charges (“PFC”) are assessed on the sale of tickets to end customers and are collected by the Company as an agent and remitted to the respective taxing authority.  These taxes and fees are recorded as a liability until remitted to the respective taxing authority.  As mandated by Federal Regulations for any air carrier that has filed for protection under chapter 11 of the Bankruptcy Code, the Company established a separate reserve account for these funds.  The balances of collected PFC funds as of September 30, 2008, August 31, 2008, July 31, 2008, June 30, 2008, May 31, 2008 and April 30, 2008 was $6.5 million, $5.5 million, $5.1 million, $4.8 million, $5.3 million and $4.5 million, respectively, and is included in cash and cash equivalents in the condensed and consolidated balance sheet.

8.  Debtor-in-Possession (“DIP”) Financing

On August 5, 2008, the Bankruptcy Court approved a secured super-priority debtor-in-possession credit agreement (“DIP Credit Agreement”) with Republic Airways Holdings, Inc., Credit Suisse Securities (USA) LLC, AQR Capital LLC, and CNP Partners, LLC (the “Lenders”), each a member of the Unsecured Creditors Committee in the Company’s Chapter 11 Bankruptcy cases.  The DIP Credit Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including reporting requirements and maintenance of financial covenants.  The DIP Credit Agreement provides for the payment of interest at an annual rate of 16% interest, or annual interest of 14% if the Debtors pay the interest monthly.  The DIP Credit Agreement will mature on April 1, 2009.  On August 8, 2008, the DIP facility was funded in the amount of $30 million, before applicable fees of approximately $2.0 million. The Lenders will consider funding an additional $45.0 million subject to the terms and conditions of the DIP Credit Agreement.

Case Number:   08-11298 (RDD) (Jointly Administered)